Exhibit 10.3
AMENDMENT NO. 1 TO
COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to Collaboration and License Agreement (this “Amendment”) is effective as of April 15, 2026 (the “Amendment Effective Date”), by and between Vir Biotechnology, Inc. (“Vir Bio”) and Astellas US LLC (“Company”), and amends that certain Collaboration and License Agreement between Vir Bio and Company dated February 19, 2026 (the “Agreement”). Capitalized terms used but not otherwise defined herein have the meanings given to them in the Agreement.

The Parties hereby agree as follows:

1.Amendment. Section 1.106 (Definition of Effective Date) of the Agreement is hereby deleted in its entirety and replaced with the following:

1.106. “Effective Date” means April 15, 2026.

2.Permitted Amendment. The Parties acknowledge and agree that this Amendment meets the requirements set forth in Section 16.9 (Entire Agreement; Amendments) of the Agreement.

3.Effect of Amendment. Except as expressly amended by this Amendment, the Agreement shall remain unmodified. The Agreement shall, together with this Amendment, be read and construed as a single agreement.

4.Governing Provisions. This Amendment shall be governed and interpreted in accordance with the terms of the Agreement, mutatis mutandis.

5.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered by digital transmission (e.g., in portable document format (PDF)) using electronic signatures and such signatures shall be deemed to bind each Party as if they were ink signatures.

[SIGNATURE PAGE FOLLOWS]

This Amendment is executed by the authorized representatives of the Parties as of the date first written above.

ASTELLAS US LLC

By: /s/ Chad Diehl
Name: Chad Diehl
Title: Legal Team Lead, Astellas US LLC

VIR BIOTECHNOLOGY, INC.

By: /s/ Marianne De Backer
Name: Marianne De Backer, M.Sc., Ph.D., MBA
Title: Chief Executive Officer and Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT